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Exhibit 10.25

[LOGO OF TFC TEXTRON]

THIRD AMENDMENT TO WHOLESALE SECURITY AGREEMENT

        THIS THIRD AMENDMENT TO WHOLESALE SECURITY AGREEMENT ("Amendment") is made as of the 2nd day of March 2004 by and between TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Secured Party"); and the undersigned (jointly and severally, individually and collectively, "Debtor").

WITNESSETH THAT:

        WHEREAS, the Secured Party and Debtor are parties to a certain Wholesale Security Agreement dated August 21, 2002, as may have been previously amended, modified or supplemented (the "Agreement"); and

        WHEREAS, the parties hereto desire to amend certain of the terms of the Agreement;

        NOW THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

  1.
  All capitalized terms used and not otherwise defined herein shall have the same meanings provided therefore in the Agreement.

  2.
  Subparagraph 6.1(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

    "Debtor further represents, warrants, covenants, agrees and acknowledges that Debtor receives good and valuable benefit and consideration from its relationship with Fleetwood Enterprises, Inc., and as such represents, warrants, covenants, agrees and acknowledges the failure of Fleetwood Enterprises, Inc., to maintain the following financial covenants shall be an Event of Default hereunder:

    Fleetwood Enterprises, Inc. shall achieve a minimum EBITDA for each period of four consecutive Fiscal Quarters as set forth below:

MINIMUM EBITDA	Period Ending
$(7,500,000)	On the last Sunday in April 2003
$(7,500,000)	On the last Sunday in July 2003
$(8,500,000)	On the last Sunday in October 2003
$16,500,000	On the last Sunday in January 2004
$60,000,000	On the last Sunday in April 2004
  3.
  The Agreement is further amended by deleting Schedule 9(L) and substituting in lieu thereof the Revised Schedule 9(L) attached hereto and incorporated herein by this reference.

  4.
  Except as amended hereby, the Agreement shall remain in full force and effect, and is in all respects hereby ratified and affirmed.

  5.
  This Amendment, and the rights and duties of the parties hereunder, shall be governed by and construed in accordance with the internal laws of the State of Rhode Island, without regard to such jurisdiction's principles of conflicts of laws. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

  6.
  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument, and a facsimile signature shall suffice as original for all purposes.

        IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officer or representative as of the day and year first above written.

SECURED PARTY:		DEBTOR:
TEXTRON FINANCIAL CORPORATION, for itself and as agent for its affiliates		FLEETWOOD RETAIL CORP. OF ARKANSAS, an Arkansas corporation
FLEETWOOD RETAIL CORP. OF GEORGIA, a Georgia corporation
By:	/s/ BRIAN COURTNEY
Print Name: Brian Courtney Print Title: VP, Credit
FLEETWOOD RETAIL CORP. OF ILLINOIS, a Illinois corporation
FLEETWOOD RETAIL CORP. OF KANSAS, a Delaware corporation
FLEETWOOD RETAIL CORP. OF LOUISIANA, a Louisiana corporation
FLEETWOOD RETAIL CORPORATION OF MISSOURI, a Missouri corporation
FLEETWOOD RETAIL CORP. OF OHIO, a Ohio corporation
FLEETWOOD HOME CENTERS OF NEVADA, INC., a Nevada corporation
FLEETWOOD RETAIL CORP. OF OKLAHOMA, a Oklahoma corporation
FLEETWOOD RETAIL CORP. OF SOUTH CAROLINA, a South Carolina corporation
FLEETWOOD RETAIL CORP. OF WEST VIRGINIA, a West Virginia corporation

FLEETWOOD RETAIL CORP. OF WASHINGTON, a Delaware corporation
Secured Party's address for notices: P.O. Box 3090 Alpharetta, GA 30023	By:	/s/ BOYD R. PLOWMAN Print Name: BOYD R. PLOWMAN Print Title: AS EXECUTIVE V.P. FOR EACH OF THE FOREGOING DEBTORS

REVISED SCHEDULE 9(L)

        Capitalized terms not defined in this Schedule shall have the meaning ascribed to them in the Other Credit Facility.

    Fleetwood Enterprises, Inc. shall achieve a minimum EBITDA for each period of four consecutive Fiscal Quarters as set forth below:

MINIMUM EBITDA	Period Ending
$(7,500,000)	On the last Sunday in April 2003
$(7,500,000)	On the last Sunday in July 2003
$(8,500,000)	On the last Sunday in October 2003
$16,500,000	On the last Sunday in January 2004
$60,000,000	On the last Sunday in April 2004

    On a consolidated basis, Fleetwood Enterprises, Inc. shall at all times maintain Fleetwood Liquidity of not equal to or less than Eighty Million Dollars ($80,000,000.00) for the most recent calendar month, of which the Borrowers (on a stand alone basis) shall maintain at all times Borrower Liquidity for the most recent calendar month of not equal to or less than Fifty Million Dollars ($50,000,000.00).

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  Exhibit 10.25